UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

Resource America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-4408	72-0654145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203
Navy Yard Corporate Center
Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 13, 2014, the board of directors of Resource America, Inc. decided to hold its 2014 Annual Meeting of Stockholders on May 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Resource America, Inc.

Dated: March 18, 2014	By: /s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer and Secretary